EXHIBIT 10.6

JAGGED PEAK, INC.

EMPLOYEE STOCK OWNERSHIP PLAN

Effective as of January 1, 2007

HILL, WARD & HENDERSON

TAMPA, FL

JAGGED PEAK, INC.

EMPLOYEE STOCK OWNERSHIP PLAN

Effective as of January 1, 2007

Table of Contents

Page

ARTICLE I	DEFINITIONS	I-1

ARTICLE II	NAME AND PURPOSE OF THE PLAN AND THE TRUST	II-1

ARTICLE III	PLAN ADMINISTRATOR	III-1

ARTICLE IV	ELIGIBILITY AND PARTICIPATION	IV-1

ARTICLE V	CONTRIBUTIONS TO THE TRUST	V-1

ARTICLE VI	PARTICIPANTS’ ACCOUNTS	VI-1

ARTICLE VII	BENEFITS UNDER THE PLAN	VII-1

ARTICLE VIII	PAYMENTS OF BENEFITS, DIVERSIFICATION WITHDRAWALS	VIII-1

ARTICLE IX	TRUST FUNDS	IX-1

ARTICLE X	EXPENSES OF ADMINISTRATION OF THE PLAN AND THE TRUST FUND	X-1

ARTICLE XI	AMENDMENT AND TERMINATION	XI-1

ARTICLE XII	MISCELLANEOUS	XII-1

JAGGED PEAK, INC.

EMPLOYEE STOCK OWNERSHIP PLAN

Effective as of January 1, 2007

Jagged Peak, Inc. (the “Company”) hereby enters into this Agreement on the 20th day of March, 2007, and establishes the Jagged Peak, Inc. Employee Stock Ownership Plan (the “Plan”), effective for all purposes as of January 1, 2007.

W I T N E S S E T H:

WHEREAS, the Company desires to recognize the contributions made to its successful operations by its employees, to reward such contributions, and to provide for the retirement of its employees by establishing an employee stock ownership plan for those employees who now, or who may hereafter, qualify for participation therein; and

WHEREAS, the officers of the Company have been authorized and directed by the Board of Directors of the Company to enter into this Agreement.

NOW, THEREFORE, in consideration of the premises, it is agreed as follows:

ARTICLE I

Definitions

1.1 “Account” or “Accounts” shall mean, as required by the context, the entire amount held from time to time for the benefit of any one Participant, or a portion thereof attributable to a Participant’s Employer Securities Account and an Other Investments Account as set forth hereinafter.

1.2 “Administrator” shall mean the Plan Administrator.

1.3 “Affiliate” shall mean, with respect to an Employer, any corporation other than such Employer that is a member of a controlled group of corporations, within the meaning of Section 414(b) of the Code, of which such Employer is a member; all other trades or businesses (whether or not incorporated) under common control, within the meaning of Section 414(c) of the Code, with such Employer; any service organization other than such Employer that is a member of an affiliated service group, within the meaning of Section 414(m) of the Code, of which such Employer is a member; and any other organization that is required to be aggregated with such Employer under Section 414(o) of the Code. For purposes of determining the limitations on Annual Additions, the special rules of Section 415(h) of the Code shall apply.

1.4 “Annual Additions”

(a) The term “Annual Additions” shall mean, with respect to a Participant for each Limitation Year, the sum of:

(1) the amount of the contributions made by the Employers (including elective contributions and allocated to the Participant under any defined contribution plan maintained by an Employer or an Affiliate; provided, however, that an elective deferral contribution subject to Section 414(v) of the Code and made to any defined contribution plan maintained by an Employer or an Affiliate shall not be taken into account);

(2) the amount of the Participant’s contributions (other than rollover contributions and contributions subject to Section 414(v) of the Code, if any) to any contributory defined contribution plan maintained by an Employer or an Affiliate;

(3) except as provided in subsection (b), any forfeitures separately allocated to the Participant under any defined contribution plan maintained by an Employer or an Affiliate; and

(4) amounts allocated to an individual medical account, as defined in Section 415(l)(2) of the Code that is part of a pension or annuity plan maintained by an Employer or an Affiliate, and amounts derived from contributions that are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee (as defined in Section 419A(d)(3) of the Code) under a welfare benefit plan (as defined in Section 419(e) of the Code) maintained by an Employer or an Affiliate; provided, however, the percentage limitation set forth in section 6.7(a) of Article VI shall not apply to (1) any contribution for medical benefits (within the meaning of Section 419A(f)(2) of the Code) after separation from service which is otherwise treated as an “Annual Addition,” or (2) any amount otherwise treated as an “Annual Addition” under Section 415(l)(1) of the Code.

(b) The amount of any employee stock ownership plan contribution allocated to a Participant for purposes of subsection (a)(1), if such contribution is used to repay a loan for the purchase of Employer Securities, shall be equal to the Participant’s share of the repayment, and not to the value of Employer Securities released from a suspense account and allocated to such Participant’s Employer Securities Account as a result of such repayment. If no more than one-third of the ESOP Contributions for a Plan Year that are used to repay a loan for the purchase of Employer Securities are allocated to Highly Compensated Employees, the Annual Additions for such Plan Year shall not include

(1) forfeitures of Employer Securities that were acquired with the proceeds of a loan, and

(2) amounts used to pay interest on a loan used for the purchase of Employer Securities.

1.5 “Board of Directors” and “Board” shall mean the board of directors of the Company or, when required by the context, the board of directors of an Employer other than the Company. In addition, the terms “Board of Directors” and “Board” shall include such subcommittees and other designees of the board of directors as appointed by the board of directors from time to time.

1.6 “Code” shall mean the Internal Revenue Code of 1986, as amended, or any successor statute. Reference to a specific section of the Code shall include a reference to any successor provision.

1.7 “Company” shall Jagged Peak, Inc. and its successors.

1.8 “Compensation”

(a) The term “Compensation” shall mean the regular salaries and wages, overtime pay, bonuses, commissions and other amounts paid by an Employer and taxable to the Employee. Compensation shall also include elective contributions and catch-up contributions subject to Sections 401(k) and 414(v) of the Code and made to any defined contribution plan maintained by an Employer, elective contributions made on behalf of a Participant to any cafeteria plan maintained by an Employer pursuant to Section 125 of the Code, and elective amounts that are not includible in the gross income of an Employee by reason of Section 132(f)(4) of the Code. Compensation shall not include amounts attributable to Post-Severance Compensation, third party disability payments, tax deferred stock options, deductible relocation expense payments, credits or benefits under this Plan, any amount contributed to any pension, employee welfare, life insurance or health insurance plan or arrangement (unless otherwise indicated above), or any other tax-favored fringe benefits.

(b) For all purposes of the Plan, no Compensation paid or accrued by an Employer with respect to an Employee prior to the Employee’s first day of participation shall be taken into account.

(c) The annual Compensation of each Participant taken into account in determining allocations for any Plan Year shall not exceed $225,000.00, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual Compensation means Compensation during the Plan Year or such other consecutive 12-month period over which Compensation is otherwise determined under the Plan. The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the determination period that begins with or within such calendar year.

(d) For purposes of this section 1.8, the term “Employer” shall include any “leasing organization” that may be taken into account for purposes of section 1.12.

1.9 “Diversification Distribution Election Period” shall mean the six Plan Year period beginning with the later of

(a) the Plan Year after the Plan Year in which the Participant attains age 55; or

(b) the Plan Year after the Plan Year in which the Participant first completes ten (10) years of participation in the Plan.

1.10 “Earnings” attributable to any Other Investments Account shall mean, with respect to a Valuation Period, the aggregate of the unrealized appreciation or depreciation occurring in the value of, and that portion of the income earned or the loss sustained by, the Other Investments Account during such period.

1.11 “Effective Date” of this Plan shall mean January 1, 2007.

1.12 “Employee”

(a) The term “Employee” shall mean any person employed by an Employer or an Affiliate other than:

(1) an individual whose employment status has not been recognized by the Employer or Affiliate by completion of Internal Revenue Service Form W-4 and who is not initially treated as a common law employee of the Employer or Affiliate on its payroll records;

(2) a person covered by a collective bargaining agreement if retirement benefits were a subject of good faith bargaining between such unit and the Employer or Affiliate, unless such collective bargaining agreement provides for participation in this Plan by such person; and

(3) a nonresident alien who does not receive earned income from sources within the United States.

(b) The term “Employee” shall also include any leased employee of the Employer; provided, however, that Compensation, contributions or benefits provided by the leasing organization that are attributable to services performed for such Employer shall be treated as provided by such Employer. The preceding sentence shall not apply to any leased employee if:

(1) leased employees do not constitute more than twenty percent (20%) of the Employer’s Non-Highly Compensated Employees (as determined without regard to this subsection), and

(2) such leased employee is covered by a money purchase pension plan providing:

(A) a nonintegrated employer contribution rate of at least 10% of compensation (as defined in Section 414(n) of the Code),

(B) immediate participation, and

(C) full and immediate vesting.

(c) The term “leased employee,” as used in this section, means any person (other than an employee of the Employer or an Affiliate) who, pursuant to an agreement between the Employer and any other person (“leasing organization”), has performed services for the Employer (or for the Employer and one or more Affiliates) on a substantially full time basis for a period of at least one year and the individual’s services are performed under the primary direction or control of such Employer.

(d) Compensation, contributions or benefits provided a leased employee by the leasing organization that are attributable to services performed for an Employer shall be treated as provided by such Employer.

1.13 “Employer” or “Employers” shall mean the Company, and/or any subsidiary, related corporation, or other entity that adopts this Plan with the consent of the Company.

1.14 “Employer Securities” shall mean common stock, any other type of stock or any marketable obligation (as defined in Section 407(e) of ERISA) issued by the Company or any Affiliate of the Company; provided, however, that if Employer Securities are purchased with borrowed funds, Employer Securities, to the extent required by Section 4975 of the Code, shall only include

(a) such securities that are readily tradable on an established securities market, or

(b) if none of the stock of an Employer (or any Affiliate of such Employer other than a member of an affiliated service group that includes such Employer) is publicly tradable on an established securities market, common stock issued by the Employer having a combination of voting power and dividend rights equal to or in excess of

(1) that class of common stock of the Employer or any Affiliate having the greatest voting power, and

(2) that class of common stock of the Employer or any Affiliate having the greatest dividend rights, or

(c) noncallable preferred stock that is convertible at any time into stock meeting the requirements of subsection (a) or (b) (whichever is applicable), if such conversion is at a reasonable price (determined pursuant to Treasury Regulation §54.4975-11(d)(5) as of the date of acquisition by the Trustee).

1.15 “Employer Securities Account” shall mean a subaccount which may be established pursuant to section 6.2 with respect to amounts invested in common stock of the Company held within the Trust Fund.

1.16 “Entry Date” shall mean January 1 and July 1 of each Plan Year.

1.17 “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended, or any successor statute. References to a specific section of ERISA shall include references to any successor provisions.

1.18 “Fair Market Value” shall mean, for purposes of the valuation of Employer Securities, the closing price (or, if there is no closing price, then the closing bid price) of such Employer Securities as reported on the Composite Tape, or if not reported thereon, then such price as reported in the trading reports of the principal securities exchange in the United States on which such Employer Securities are listed, or if the Employer Securities are not listed on a securities exchange in the United States, the mean between the dealer closing “bid” and “ask” prices on the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ), or NASDAQ’s successor, or if not reported on NASDAQ, the fair market value of the securities as determined in good faith and based on all relevant factors; provided, however, that the Fair Market Value of Employer Securities not readily tradable on an established securities market shall be determined by an independent appraiser pursuant to Section 401(a)(28)(C) of the Code.

1.19 “401(k) Plan” shall mean any tax qualified retirement plan established and maintained by the Company that provides for elective deferral contributions subject to Section 401(k) of the Code.

1.20 “Highly Compensated Employee”

(a) The term “Highly Compensated Employee” shall mean any Employee:

(1) who was a 5% owner of an Employer or an Affiliate (within the meaning of Section 416(i)(1)(B) of the Code) during the Plan Year or the immediately preceding Plan Year; or;

(2) whose Section 415 Compensation was more than $80,000 (as adjusted in accordance with law) for the immediately preceding Plan

Year, and who was a member of the “top paid group” for such preceding Year. As used herein, “top paid group” shall mean all Employees who are in the top 20% of the Employer’s or an Affiliate’s work force ranked on the basis of Section 415 Compensation paid during the year; provided, that, for purposes of determining the “top paid group,” any reasonable method of rounding or tie-breaking is permitted; and provided, further, that for purposes of determining the number of Employees in the top paid group, Employees described in Section 414(q)(5) of the Code shall be excluded.

(b) In determining who is a Highly Compensated Employee, Employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the Code) from an Employer constituting United States source income (within the meaning of Section 861(a)(3) of the Code) shall not be treated as Employees.

(c) The term “Highly Compensated Employee” shall also mean any former Employee who separated from service (or was deemed to have separated from service) prior to the Plan Year, performs no service for an Employer during the Plan Year, and was an actively employed Highly Compensated Employee in the separation year or any Plan Year ending on or after the date the Employee attained age 55.

(d) For purposes of determining who is a Highly Compensated Employee, an Employer and any Affiliate shall be taken into account as a single Employer.

1.21 “Hour of Service”

(a) The term “Hour of Service” shall mean

(1) an hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Employer or an Affiliate;

(2) an hour for which an Employee is paid, or entitled to payment, by an Employer or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), lay-off, jury duty, military duty or leave of absence. Notwithstanding the preceding,

(A) no more than 501 Hours of Service shall be credited under this subsection (a)(2) to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single Plan Year);

(B) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen’s compensation, or unemployment compensation or disability insurance laws; and

(C) an hour shall not be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee; and

(3) an hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer or an Affiliate; provided, that the same Hour of Service shall not be credited both under subsection (a)(1) or subsection (a)(2), as the case may be, and under this subsection (a)(3). Crediting of an Hour of Service for back pay awarded or agreed to with respect to periods described in subsection (a)(2) shall be subject to the limitations set forth in that subsection.

The definition set forth in this subsection (a) is subject to the special rules contained in Department of Labor Regulations Sections 2530.200b-2(b) and (c), and any regulations amending or superseding such Sections, which special rules are hereby incorporated in the definition of “Hour of Service” by this reference.

(b) Each Employee who is not required to maintain records of his actual Hours of Service during any month shall be credited with 190 Hours of Service for such month if he would be credited with at least one Hour of Service during such month under subsection (a).

(c) (1) Notwithstanding the other provisions of this “Hour of Service” definition, in the case of an Employee who is absent from work for any period by reason of her pregnancy, by reason of the birth of a child of the Employee, by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee or for purposes of caring for such child for a reasonable period beginning immediately following such birth or placement, the Employee shall be treated as having those Hours of Service described in subsection (c)(2).

(2) The Hours of Service to be credited to an Employee under the provisions of subsection (c)(1) are the Hours of Service that otherwise would normally have been credited to such Employee but for the absence in question or, in any case in which the Plan is unable to determine such hours, eight Hours of Service per day of such absence; provided, however, that the total number of hours treated as Hours of Service under this subsection (c) by reason of any such pregnancy or placement shall not exceed 501 hours.

(3) The hours treated as Hours of Service under this subsection (c) shall be credited only in the Plan Year in which the absence from work begins, if the crediting is necessary to prevent a One Year Break in Service in such Plan Year or, in any other case, in the immediately following Plan Year.

(4) Credit shall be given for Hours of Service under this subsection (c) solely for purposes of determining whether a One Year Break in Service has occurred for participation or vesting purposes; credit shall not be given hereunder for any other purposes (including, without limitation, benefit accrual).

(5) Notwithstanding any other provision of this subsection (c), no credit shall be given under this subsection (c) unless the Employee in question furnishes to the Administrator such timely information as the Administrator may reasonably require to establish that the absence from work is for reasons referred to in subsection (c)(1) and the number of days for which there was such an absence.

1.22 “Key Employee” shall mean any employee or former employee (including any deceased employees) who at any time during the Plan Year that includes the determination date was an officer of the Employer or an Affiliate having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code), a 5% owner of the Employer or an Affiliate (within the meaning of Section 416(i)(1)(B) of the Code) or a 1% owner of the Employer or an Affiliate (within the meaning of Section 416(i)(1)(B) of the Code) having annual compensation from the Employer and its Affiliates of more than $150,000. For purposes of this section the term “compensation” shall mean an Employee’s Section 415 Compensation. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

1.23 “Leave of Absence” shall mean the time granted to an Employee for vacation, sick leave, temporary layoff or other purposes, all as authorized in accordance with uniform rules adopted by his Employer from time to time. Leave of Absence shall also include the time that an Employee serves in the armed forces of the United States of America during a period of national emergency or as a result of the operation of a compulsory military service law of the United States of America, and during any period after his discharge from such armed forces in which his employment rights are guaranteed by law.

1.24 “Limitation Year” shall mean the Plan Year.

1.25 “Non-Highly Compensated Employee” shall mean, with respect to any Plan Year, an Employee who is not a Highly Compensated Employee.

1.26 “Non-Key Employee” shall mean, with respect to any Plan Year, an Employee or former Employee who is not a Key Employee (including any such Employee who formerly was a Key Employee).

1.27 “Normal Retirement Date” shall mean the date on which a Participant attains the age of 65 years.

1.28 “One Year Break in Service” shall mean a 12-month Plan Year in which an Employee has 500 or fewer Hours of Service, and it shall be deemed to occur on the last day of any such Plan Year. For any Plan Year of less than 12 months, a “One Year Break in Service” shall be credited to an Employee who has 500 or fewer Hours of Service during the 12-month period beginning on the first day of such short Plan Year.

1.29 “Other Investments Account” shall mean a subaccount established pursuant to section 6.2 with respect to amounts invested in assets other than common stock of the Company held within the Trust Fund.

1.30 “Participant” shall mean any eligible Employee of an Employer who has become a participant under the Plan and shall include any former employee of an Employer who became a Participant under the Plan and (1) who still has a balance in an Account under the Plan or (2) is entitled to an allocation of a contribution pursuant to section 6.5(b).

1.31 “Plan” shall mean Jagged Peak, Inc. Employee Stock Ownership Plan as herein set forth, as it may be amended from time to time.

1.32 “Plan Administrator” shall mean the Company; provided, however, that if the Company elects to utilize an administrative committee as the “Plan Administrator,” then the “Plan Administrator” shall mean the administrative committee that has been appointed from time to time by the Board of Directors of the Company (or by its designated agent).

1.33 “Plan Year” shall mean each 12-month period ending on December 31.

1.34 “Post-Severance Compensation” shall mean:

(a) The term “Post-Severance Compensation” shall mean amounts paid after severance from employment that are severance pay, unfunded nonqualified deferred compensation or parachute payments within the meaning of Section 280G(b)(2) of the Code.

(b) The following types of post-severance payments are not considered Post-Severance Compensation, and are treated as Compensation, if they are paid within 2 1/2 months following severance from employment:

(1) payments that, absent a severance from employment, would have been paid to the employee while the employee continued in employment with the employer and are regular compensation for service during the employee’s regular working hours, compensation for services outside the employee’s regular working hours (such as overtime or shift differential), commissions, bonuses or other similar compensation; and

(2) payments for accrued bona fide sick, vacation, or other leave, but only if the employee would have been able to use the leave if employment had continued.

1.35 “Section 415 Compensation”

(a) The term “Section 415 Compensation” shall mean:

(1) wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer or an Affiliate to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Section 1.62-2(c) of the Income Tax Regulations)), and

(2) (A) any elective deferral (subject to Section 402(g)(3) or 414(v) of the Code),

(B) any amount which is contributed or deferred by the Employer or an Affiliate at the election of the Employee and which is not includable in the gross income of the Employee by reason of Section 125 or 457 of the Code,

(C) Elective amounts that are not includable in the gross income of the Employee by reason of Section 132(f)(4) of the Code, and

(D) Amounts under Section 125 of the Code not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under Section 125 of the Code only if the Employer or an Affiliate thereof does not request or collect information regarding the Participant’s other health coverage as part of the enrollment process for the health plan.

(b) Section 415 Compensation shall exclude the following:

(1) Employer or Affiliate contributions (except as set forth in subsection (a)(2) above) to a plan of deferred compensation which are not includable in the Employee’s gross income for the taxable year in which contributed, or Employer or Affiliate contributions (except as set forth in subsection (a)(2) above) under a simplified employee pension or any distributions from a plan of deferred compensation; provided, however, that any amounts received by an Employee pursuant to an unfunded non-qualified plan are permitted to be considered as Section 415 Compensation in the year the amounts are includable in the gross income of the Employee;

(2) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

(3) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

(4) Post-Severance Compensation.

1.36 “Top Heavy Plan” shall mean this Plan if the aggregate account balances (not including catch-up contributions to this Plan, any other contributions subject to Section 414(v) of the Code, and voluntary rollover contributions made by any Participant from an unrelated plan) of the Key Employees and their beneficiaries for such Plan Year exceed 60% of the aggregate account balances (not including catch-up contributions to this Plan, any other contributions subject to Section 414(v) of the Code, and voluntary rollover contributions made by any Participant from an unrelated plan) for all Participants and their beneficiaries. Such values shall be determined for any Plan Year as of the last day of the immediately preceding Plan Year (or, for the first Plan Year, the last day of the first Plan Year). For the purposes of this definition, the aggregate account balances for any Plan Year shall include the account balances and accrued benefits of all retirement plans qualified under Section 401(a) of the Code with which this Plan is required to be aggregated to meet the requirements of Section 401(a)(4) or 410 of the Code (including terminated plans that would have been required to be aggregated with this Plan) and all plans of an Employer or an Affiliate in which a Key Employee participates; and such term may include (at the discretion of the Plan Administrator) any other retirement plan qualified under Section 401(a) of the Code that is maintained by an Employer or an Affiliate, provided the resulting aggregation group satisfies the requirements of Sections 401(a) and 410 of the Code. All calculations shall be on the basis of actuarial assumptions that are specified by the Plan Administrator and applied on a uniform basis to all plans in the applicable aggregation group. The account balances of a Participant as of the determination date shall be increased by the distributions made with respect to the Participant under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the one-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than severance from employment, death or disability, this provision shall be applied by substituting “five-year period” for “one-year period.” The account balances of any Participant shall not be taken into account if:

(a) he is a Non-Key Employee for any Plan Year, but was a Key Employee for any prior Plan Year, or

(b) he has not performed any services for an Employer during the one-year period ending on the determination date.

1.37 “Trust” shall mean the trust established by the Trust Agreement.

1.38 “Trust Agreement” shall mean the agreement providing for the Trust Fund, as entered into by the Company and the Trustee and as it may be amended from time to time.

1.39 “Trust Fund” shall mean the trust fund established under the Trust Agreement from which the amounts of supplementary compensation provided for by the Plan and invested primarily in Employer Securities are to be paid or are to be funded.

1.40 “Trustee” shall mean the individual, individuals or corporation designated as trustee under the Trust Agreement.

1.40 “Valuation Date” shall mean the last day of each Plan Year, and such other dates as may be selected by the Plan Administrator.

1.41 “Valuation Period” shall mean the period beginning with the first day after a Valuation Date and ending with the next Valuation Date.

1.42 “Year of Service”

(a) The term “Year of Service” shall mean

(1) for all purposes of this Plan except for purposes of Article IV, a Plan Year during which an Employee completes 1,000 or more Hours of Service.

(2) for purposes of Article IV, the consecutive 12-month period of employment beginning with the date of the Employee’s first Hour of Service for his Employer or any Affiliate thereof (or his first Hour of Service after a One Year Break in Service) if, during such consecutive 12-month period, the Employee completes 1,000 Hours of Service; provided, however, that if, during such consecutive 12-month period, the Employee does not complete 1,000 Hours of Service, then “Year of Service” shall mean any Plan Year beginning after the date of the Employee’s first Hour of Service during which the Employee completes 1,000 or more Hours of Service. In either event, for purposes of Article V, the Year of Service is not completed until the end of the consecutive 12-month period or the Plan Year, as the case may be, without regard to when during the period that the 1,000 Hours of Service are completed.

(b) For purposes of Article VIII and section 11.1(e), an Employee’s “Years of Service” shall not include the following:

(1) any Year of Service prior to a One Year Break in Service, but only prior to such time as the Participant has completed a Year of Service after such One Year Break in Service; and

(2) any Year of Service prior to a One Year Break in Service if the Participant had no vested interest in the balance of his Account at the time of such One Year Break in Service and if the number of consecutive years in which a One Year Break in Service occurred equaled or exceeded the greater of five or the number of Years of Service completed by the Employee prior thereto (not including any Years of Service not required to be taken into consideration under the Plan as then in effect as a result of any prior One Year Break in Service); provided, however, that for these purposes, any One Year Break in Service resulting from a Leave of Absence shall not be counted but shall be disregarded.

ARTICLE II

Name and Purpose of the Plan and the Trust

2.1 Establishment and Name of Plan. The Company hereby establishes an employee stock ownership plan in accordance with the terms hereof. The Plan shall be known as the “JAGGED PEAK, INC. EMPLOYEE STOCK OWNERSHIP PLAN.”

2.2 Exclusive Benefit. This Plan is created for the sole purpose of providing benefits to the Participants and enabling them to share in the growth of their Employer and is designed to invest Participants’ Accounts primarily in Employer Securities. Accordingly, unless otherwise specifically required by the terms of the Trust Agreement, the Trustee shall invest substantially all of the assets of the Trust Fund in Employer Securities, unless, and to the extent, otherwise required by the Plan Administrator. Except as otherwise provided herein and as otherwise permitted by law, in no event shall any part of the principal or income of the Trust be paid to or reinvested in any Employer or be used for or diverted to any purpose whatsoever other than for the exclusive benefit of the Participants and their beneficiaries.

2.3 Return of Contributions. Notwithstanding the provisions of section 2.2, any contribution made by an Employer to this Plan by a mistake of fact may be returned to the Employer within one year after the payment of the contribution; and any contribution made by an Employer that is conditioned upon the deductibility of the contribution under Section 404 of the Code (each contribution shall be presumed to be so conditioned unless the Employer specifies otherwise) may be returned to the Employer if the deduction is disallowed and the contribution is returned (to the extent disallowed) within one year after the disallowance of the deduction.

2.4 Participants’ Rights. The establishment of this Plan shall not be considered as giving any Employee, or any other person, any legal or equitable right against any Employer, any Affiliate, the Plan Administrator, the Trustee, or the principal or the income of the Trust, except to the extent otherwise provided by law. The establishment of this Plan shall not be considered as giving any Employee, or any other person, the right to be retained in the employ of any Employer or any Affiliate.

2.5 Qualified Plan. This Plan and the Trust are intended to qualify under the Code as a tax-qualified employees’ plan and trust as described in Sections 401(a) and 501(a) of the Code, and as an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code. The provisions of this Plan and the Trust should be interpreted accordingly.

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ARTICLE III

Plan Administrator

3.1 Administration of the Plan. The Plan Administrator shall control and manage the operation and administration of the Plan, except with respect to investments. The Administrator shall have no duty with respect to the investments to be made of the funds in the Trust except as may be expressly assigned to it by the terms of the Trust Agreement.

3.2 Powers and Duties. The Administrator shall have complete control over the administration of the Plan herein embodied, with all powers necessary to enable it to carry out its duties in that respect. Not in limitation, but in amplification of the foregoing, the Administrator shall have the power and discretion to interpret or construe this Plan and to determine all questions that may arise as to the status and rights of the Participants and others hereunder.

3.3 Direction of Trustee. It shall be the duty of the Administrator to direct the Trustee with regard to the allocation and the distribution of the benefits to the Participants and others hereunder.

3.4 Summary Plan Description. The Administrator shall prepare or cause to be prepared a Summary Plan Description (if required by law) and such periodic and annual reports as are required by law.

3.5 Disclosure. At least once each year, the Administrator shall furnish to each Participant a statement containing the value of his interest in the Trust Fund and such other information as may be required by law.

3.6 Conflict in Terms. The Administrator shall notify each Employee, in writing, as to the existence of the Plan and Trust and the basic provisions thereof. In the event of any conflict between the terms of this Plan and Trust as set forth in this Plan and in the Trust Agreement and as set forth in any explanatory booklet or other description, this Plan and the Trust Agreement shall control.

3.7 Nondiscrimination. The Administrator shall not take any action or direct the Trustee to take any action whatsoever that would result in unfairly benefiting one Participant or group of Participants at the expense of another or in improperly discriminating between Participants similarly situated or in the application of different rules to substantially similar sets of facts.

3.8 Records. The Administrator shall keep a complete record of all its proceedings as such Administrator and all data necessary for the administration of the Plan. All of the foregoing records and data shall be located at the principal office of the Administrator.

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3.9 Final Authority. Except to the extent otherwise required by law, the decision of the Administrator in matters within its jurisdiction shall be final, binding and conclusive upon each Employer and each Employee, member and beneficiary and every other interested or concerned person or party.

3.10 Claims. The Plan Administrator shall develop and institute a claims procedure. The claims procedure shall be in writing and shall be part of the Plan’s summary plan description or part of a document that accompanies the Plan’s summary plan description. Such written claims procedure is hereby specifically incorporated by reference into the Plan. Participants and Beneficiaries may make claims for benefits under the Plan only in accordance with the written claims procedure in effect at the time the Participant or Beneficiary makes the claim for benefit. Written notice of the disposition of a claim shall be furnished to the claimant by the Plan Administrator within the timeframe set forth in the claims procedure. In the event that the claim is denied, the denial shall be written in a manner calculated to be understood by the claimant and shall include the specific reasons for the denial, specific references to pertinent Plan provisions on which the denial is based, a description of the material information, if any, necessary for the claimant to perfect the claim, an explanation of why such material information is necessary and an explanation of the claim review procedure. If a claim is denied (either in the form of a written denial or by the failure of the Plan Administrator, within the required time period, to notify the claimant of the action taken), the claimant or his duly authorized representative may petition the Plan Administrator in writing for a full and fair review of the denial, during which time the claimant or his duly authorized representative shall have the right to review pertinent documents and to submit issues and comments in writing to the Plan Administrator. The written petition by a claimant or his duly authorized representative for a full a fair review of the denial must be made within the timeframe set forth in the claims procedure. The claimant must exhaust all administrative remedies under the Plan, including a petition for a full and fair review of the denial, prior to filing a suit in state or federal court regarding the claim. The Plan Administrator shall promptly review the claim and shall make a decision within the timeframe set forth in the claims procedure. The decision of the review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, with specific references to the Plan provisions on which the decision is based.

3.11 Appointment of Advisors. The Administrator may appoint such accountants, counsel (who may be counsel for an Employer), specialists and other persons that it deems necessary and desirable in connection with the administration of this Plan. The Administrator may designate one or more of its employees to perform the duties required of the Administrator hereunder.

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ARTICLE IV

Eligibility and Participation

4.1 Current Employees. Any Employee of an Employer on the date of adoption of this Plan who has completed one Year of Service with his Employer on the Effective Date shall enter the Plan and shall be deemed to be a Participant as of such Effective Date.

4.2 Eligibility and Participation. Thereafter, any Employee of an Employer shall be eligible to become a Participant in the Plan upon completing one Year of Service. Any such eligible Employee shall enter the Plan as a Participant, if he is still an Employee of an Employer, on the first Entry Date concurring therewith or occurring thereafter. An Employee who has completed one Year of Service prior to becoming an Employee of an Employer shall enter the Plan as a Participant on the date he becomes an Employee of an Employer (or, if later, on the first Entry Date following the completion of his service requirements).

4.3 Former Employees. An Employee who ceases to be a Participant and who subsequently reenters the employ of an Employer as an Employee shall be eligible again to become a Participant on the date of his reemployment.

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ARTICLE V

Contributions to the Trust

5.1 Employer Contributions. The amount, if any, to be contributed to the Trust by each Employer for each Plan Year shall be determined by the Board of Directors of the Company; provided, however, that the Employers shall make an aggregate contribution sufficient to permit the scheduled repayment of any loan used to purchase Employer Securities.

5.2 Forfeitures. Unless otherwise required, any amount forfeited pursuant to the provisions of this Plan, shall first be applied to restore benefits pursuant to section 7.3, and, if any forfeitures remain, shall then be used to reduce administrative expenses properly payable by the Plan, and, if any additional forfeitures remain, shall then be used as soon as possible to reduce the contributions of the Employers pursuant to section 5.1.

5.3 Limitations on Contributions and Forfeitures. It is the present intention of each Employer to make recurring and substantial contributions to the Trust for each Plan Year, but in no event shall such contribution for any corresponding taxable year of an Employer exceed the maximum amount deductible from the Employer’s income for such taxable year under Section 404(a) of the Code. If the Employers are not treated as separate lines of business under Section 414(r) of the Code, the contributions made by each Employer, including any amounts forfeited and allocated as such contributions, shall be allocated among Participants without regard to each Participant’s employment relationship with a particular Employer, as required by section 6.5(b) (but subject to any other applicable requirements, as set forth herein).

5.4 Form and Timing of Contributions. Payments on account of contributions due from an Employer for any Plan Year shall be made in cash and/or Employer Securities to the Trustee. Such payments may be made by a contributing Employer at any time, but payment of contributions for any Plan Year shall be completed on or before the time prescribed by law, including extensions thereof, for filing such Employer’s federal income tax return for its taxable year with which or within which such Plan Year ends.

5.5 Rollover Contributions Not Permitted. The Plan Administrator shall not accept any rollover contributions (within the meaning of Section 402 of the Code) or direct transfers from a trustee of another qualified plan in which the Participant is or was a participant.

5.6 No Duty to Inquire. The Trustee shall have no right or duty to inquire into the amount of any contribution made by an Employer or the method used in determining the amount of any such contribution, or to collect the same, but the Trustee shall be accountable only for funds actually received by it.

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ARTICLE VI

Participants’ Accounts

6.1 Common Fund. Except as otherwise provided in this Plan or in the Trust Agreement, the assets of the Trust shall constitute a common fund in which each Participant shall have an undivided interest.

6.2 Establishment of Accounts. The Plan Administrator shall establish and maintain with respect to each Participant an Account that shall reflect the Participant’s interest in the Trust Fund with respect to contributions and Earnings allocated pursuant to section 6.5. The Plan Administrator may establish and maintain with respect to each Participant’s Account an Employer Securities Account and an Other Investments Account, that may further reflect the Participant’s interest in the Trust Fund with respect to the employee stock ownership plan investments attributable to such Account. The Plan Administrator may establish such additional Accounts as are necessary to reflect a Participant’s interest in the Trust Fund.

6.3 Suspense Accounts. The Plan Administrator shall establish and maintain a suspense account to which shall be credited any shares of Employer Securities purchased by the Trustee with borrowed funds (such term including, for all purposes of this Plan, purchase-money transactions). A separate suspense account shall be maintained for each such purchase. The shares released from a suspense account each year, if any, shall be allocated as of each Valuation Date that is the last day of a Plan Year (and as of such other dates as may be required by this Plan) to the Participants’ Account under the provisions of section 6.5 as Employer Securities attributable to Employer contributions. The number of shares of Employer Securities to be released from a suspense account each Plan Year shall be determined under one of the following methods, as selected by the Plan Administrator with respect to a particular suspense account:

(a) The number of shares to be released shall equal the number of shares held in the suspense account immediately before the release for the current Plan Year (or other applicable period) multiplied by a fraction, the numerator of which is the amount of principal and interest paid by the Trustee for the Plan Year (or other applicable period) with respect to the loan in question and the denominator of which is the sum of the numerator plus the amount of principal and interest to be paid with respect to such loan for all future Plan Years (or other applicable periods); or

(b) The number of shares to be released shall equal the number of shares held in the suspense account immediately before the release for the current Plan Year (or other applicable period) multiplied by a fraction, the numerator of which is the amount of principal paid by the Trustee for the Plan Year (or other applicable period) with respect to the loan in question and the denominator of which is the sum of the numerator plus the amount of principal to be paid with respect to such loan for all future Plan Years (or other applicable periods); provided, however, that the terms of each of the following conditions are met:

(1) The loan must provide for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten years (this term is not satisfied from the time that, by reason of a renewal, extension or refinancing, the sum of the expired duration of the loan, the renewal period, the extension period and the duration of a new exempt loan (used to refinance) exceeds ten years); and

(2) Interest included in any repayment can be disregarded for release purposes only to the extent that it would be determined to be interest under standard loan amortization tables.

6.4 Interests of Participants. The interest of a Participant in the Trust Fund shall be the vested balance remaining from time to time in his Account after making the adjustments required in section 6.5.

6.5 Adjustments to Accounts. Subject to the provisions of section 6.7, the Account of a Participant shall be adjusted from time to time as follows:

(a) Each Participant’s Account shall be credited with appreciation or depreciation, and earnings or losses, as follows:

(1) As of each Valuation Date, the portions of each Participant’s Account credited to an Employer Securities Account shall be credited with any stock dividends (as well as the aggregate unrealized appreciation or depreciation, if Employer Securities Accounts are not accounted for in shares) for the Valuation Period ending with such current Valuation Date that are received on (or attributable to) shares of Employer Securities allocated to the Participant’s Employer Securities Account (and that are not used, pursuant to section 6.6, to repay a loan).

(2) As of each Valuation Date, the Administrator shall credit any stock dividends (as well as the aggregate unrealized appreciation or depreciation, if Employer Securities Accounts are not accounted for in shares) for the Valuation Period ending with such date, that are received on (or attributable to) shares of Employer Securities allocated to suspense accounts pursuant to section 6.3 maintained as of such date (and that are not used, pursuant to section 6.6 to repay a loan), to such suspense accounts.

(3) As of each Valuation Date, the portions of the Participant’s Accounts credited to an Other Investments Account shall be credited or charged, as the case may be, with the share of the Earnings for the Valuation Period ending with such current Valuation Date. Each Participant’s share of the Earnings of his Other Investments Account for any Valuation Period shall be determined by the Plan Administrator on a weighted average basis, so that each Participant with a balance in such Other Investments Accounts shall receive a pro rata share of the Earnings of such Other Investments Accounts, taking into account the period of time that each dollar invested in such Other Investments Accounts has been so invested.

(4) As of each Valuation Date, the portions of the Participant’s Accounts credited to an Other Investments Account shall be credited with the cash dividends or distributions received on shares of Employer Securities allocated to the Participant’s Employer Securities Account (to the extent such cash dividends or distributions are not used, pursuant to section 6.6 of this Plan and the Trust Agreement, to repay a loan) for the Valuation Period ending with such current Valuation Date.

(5) As of each Valuation Date, the portions of the Participant’s Accounts credited to an Other Investments Account shall be credited with the share of the cash dividends or distributions received on Employer Securities not allocated to any Participant’s Employer Securities Account (to the extent such cash dividends or distributions are not used, pursuant to section 6.6 of this Plan and the Trust Agreement, to repay a loan) for the Valuation Period ending with such current Valuation Date. Each Participant’s share of such cash dividends or distributions for any Valuation Period shall be determined by the Plan Administrator based upon the ratio of each Participant’s aggregate Account balance to the aggregate Account balances of all Participants as of the first day of the Valuation Period.

(6) To the extent not otherwise provided for in the preceding provisions of this section 6.5(a), the portions of the Participant’s Account credited to an Employer Securities Account and an Other Investments Account shall be further credited and charged with (i) the proceeds of any short-term interim investments that may be made by the Trustee during periods prior to purchase dates for the acquisition of Employer Securities by a Trustee, and (ii) direct or indirect purchases of Employer Securities with assets other than Employer Securities, and purchases of assets other than the Employer Securities in connection with the sale of Employer Securities.

(b) Each Participant’s Account shall be credited with his share of the contributions to the Plan, and shall be further adjusted, as follows:

(1) As of each Valuation Date that is the last day of a Plan Year, the Account of an eligible Participant shall be credited with his share of the contribution, if any, made by the Employers with respect to the Plan Year ending with such Valuation Date. The amount allocable to a Participant entitled to a share of the contribution for the Plan Year shall be an amount that shall bear the same ratio to the total of such contribution as the Participant’s Compensation for such Plan Year ending with such Valuation Date bears to the aggregate of the Compensation of all Participants for that period who are entitled to share in the contribution for such Plan Year.

(2) A Participant shall be entitled to share in the contribution made by the Employers if he has completed 1,000 Hours of Service during the Plan Year and if he is employed by his Employer on the last day of the Plan Year.

(3) Notwithstanding any provision of the Plan to the contrary, for each Plan Year in which this Plan is a Top Heavy Plan, a Participant who is employed by an Employer on the last day of such Plan Year, who is a Non-Key Employee for such Plan Year, and who is not a participant in any other defined contribution plan maintained by such Employer or an Affiliate that provides a minimum top heavy contribution allocation to the Participant shall be entitled to share in the Employer contribution (as described in this section 6.5(b)) to the extent such allocation does not exceed three percent (3%) of his Section 415 Compensation (or, if less, the highest percentage of such Section 415 Compensation allocated to a Key Employee’s Account hereunder, as well as his employer contribution accounts under any other defined contribution plan maintained by such Employer or an Affiliate, including any elective contribution to any plan subject to Code Section 401(k)), regardless of whether the preceding requirements of this section 6.5(b) have been met for such Participant.

(c) As of each Valuation Date, each Account of a Participant shall be charged with the amount of any distribution, or withdrawal, made to, or by, the Participant or his beneficiary from such Account during the Valuation Period ending with such Valuation Date. The Participant’s Employer Securities Account and Other Investments Account shall be further credited and debited to reflect direct or indirect purchases of Employer Securities with assets other than Employer Securities, and purchases of assets other than Employer Securities in connection with the sale of Employer Securities.

(d) Except as otherwise provided in this Plan or any Trust Agreement, for purposes of this section 6.5, the accrual method of accounting shall be used. The Trust Fund and the assets thereof shall be valued at their fair market value as of each Valuation Date. Employer Securities shall be accounted for as provided in Treasury Regulation Section 1.402(a)-1(b)(2)(ii), or any successor regulation or statute. The Plan Administrator may adopt such additional accounting procedures as are necessary to accurately reflect each Participant’s interests in the Trust Fund. Such accounting procedures shall include any procedures necessary to appropriately reflect any earnings and losses that may result from delays that may occur in completing scheduled transactions. All such procedures shall be applied in a consistent, nondiscriminatory manner.

(e) If the Plan Administrator determines in making any valuation, allocation or adjustments to any Participant’s Account under the provisions of the Plan that the strict application of the provisions of the Plan will not produce equitable and nondiscriminatory allocation among the Participants’ Accounts, it may modify any procedures specified in the Plan for purposes of achieving an equal and nondiscriminatory allocation in accordance with the general concepts and purposes of the Plan; provided, however, that any such modification shall not be inconsistent with the provisions of Section 401(a)(4) of the Code.

6.6 Allocation of Dividends. Notwithstanding anything contained in this Plan to the contrary, dividends or distributions attributable to Employer Securities that are credited to Participants’ Accounts, as well as to suspense accounts established pursuant to section 6.3, shall be used, to the extent required by this section 6.6, to repay any loan used to purchase the Employer Securities on account of which the dividends or distributions were paid. In addition, cash dividends or distributions paid with respect to shares of Employer Securities that are credited to Participants’ Employer Securities Accounts may be distributed to Participants or allocated to Participants’ Other Investments Accounts in accordance with the provisions of this section 6.6.

(a) With respect to any Plan Year for which the aggregate of Employer Securities (including fractional shares) allocated to each Participant’s Employer Securities Account (as a result of contributions made pursuant to section 5.1) equal or exceed the cash dividends or distributions paid with respect to shares of Employer Securities (including fractional shares) allocated to the Participant’s Employer Securities Account, such cash dividends or distributions shall be used, if the Company so directs, to make payments on any loans entered into by the Trustee for the purpose of purchasing Employer Securities.

(b) Cash dividends or distributions paid with respect to shares of Employer Securities (including fractional shares) allocated to any suspense account as of the payment date shall be used, if the Company so directs, to make payments on any loans entered into by the Trustee for the purpose of purchasing Employer Securities.

(c) All other cash dividends or distributions paid with respect to shares of Employer Securities shall be retained by the Trustee and allocated in the same manner as other income of the Trust Fund. Cash dividends or distributions allocated to each Participant’s Employer Securities Account may be exchanged by the Trustee for additional shares of Employer Securities (including fractional shares) allocated to a suspense account. Any cash dividends or distributions transferred to a suspense account by the Trustee in accordance with this section 6.6(c) shall be used, if the Company so directs, to make payments on any loan obtained by the Trustee, pursuant to section 6.3, for the purpose of purchasing Employer Securities.

(d) Stock dividends paid with respect to shares of Employer Securities (including fractional shares) allocated to each Participant’s Employer Securities Account as of a payment date shall be retained by the Trustee and allocated to such Employer Securities Account.

(e) Stock dividends paid with respect to shares of Employer Securities (including fractional shares) allocated to any suspense account as of the payment date, shall be used, directly or indirectly, to make payments on any loan obtained by the Trustee, pursuant to section 6.3, for the purpose of purchasing Employer Securities.

6.7 Limitation on Allocation of Contributions.

(a) Notwithstanding anything contained in this Plan to the contrary, the aggregate Annual Additions to a Participant’s Accounts under this Plan and under any other defined contribution plans maintained by an Employer or an Affiliate for any Limitation Year shall not exceed the lesser of $45,000 (or, if greater, the dollar limitation established by the Secretary of the Treasury) or 100% of the Participant’s Section 415 Compensation for such Plan Year.

(b) In the event that the Annual Additions, under the normal administration of the Plan, would otherwise exceed the limits set forth above for any Participant, then the Plan Administrator shall take such actions, applied in a uniform and nondiscriminatory manner, as will keep the annual additions for such Participant from exceeding the applicable limits provided by law. Excess Annual Additions shall be disposed of as provided in section 6.7(c). Except as otherwise required by section 6.7(c), adjustments shall be made to the 401(k) Plan, if necessary to comply with such limits, before any adjustments may be made with respect to this Plan.

(c) If as a result of the allocation of forfeitures, a reasonable error in estimating a Participant’s Section 415 Compensation or other circumstances permitted under Section 415 of the Code, the Annual Additions attributable to Employer contributions for a particular Participant would cause the limitations set forth in this section 6.7 to be exceeded, the excess amount shall be held unallocated in a suspense account for the Limitation Year, used to reduce Employer contributions on behalf of such Participant for the next Limitation Year, and allocated to such Participant in lieu of such reduced contribution as of the end of the next Limitation Year under the terms of section 6.5(b). Any such allocations shall be treated as Annual Additions to the Account of the Participant in the Limitation Year that they are allocated in lieu of such reduced contributions. In the event that the Participant terminates his participation in this Plan before all of the amounts in a suspense account are allocated to his Account, then such excess amounts shall be retained in such suspense account, to be reallocated to other Participants as of the end of the next Limitation Year and any succeeding Limitation Years until all amounts in the suspense account are exhausted.

6.8 Limitation on Allocation of Accounts With Respect to Shareholder Electing Gain Deferral. Notwithstanding any provisions in this Plan to the contrary, if shares of Employer Securities are sold to the Plan by a shareholder of an Employer or Affiliate in a transaction for which special tax treatment is elected by such shareholder (or his representative) pursuant to Section 1042 of the Code, no assets attributable to such Employer Securities may be allocated to the Employer Securities Accounts of:

(a) any person who owns (after application of Section 318(a) of the Code) more than 25% in value of the outstanding securities of the Employer or Affiliate; and

(b) the selling shareholder, and any person who is related to such shareholder (within the meaning of Section 267(b) of the Code, but excluding lineal descendants of such shareholder as long as no more than 5% of the aggregate amount of all Employer Securities sold by such shareholder in a transaction to which Section 1042 of the Code applies is allocated to lineal descendants of such shareholder) during the “nonallocation period” (as defined below).

Further, no allocation of Employer contributions may be made to the Accounts of such persons unless additional allocations are made to other Participants, to satisfy the coverage and nondiscrimination requirements of Sections 401(a) and 410 of the Code. The term “nonallocation period” means the period beginning on the date of sale and ending on the later of ten years after the date of sale or the date of the allocation attributable to the final payment on the loan incurred with respect to the sale of Employer Securities to the Plan.

6.9 Prohibited Allocations of Securities. No portion of the assets of the Plan attributable to (or allocable in lieu of) Employer Securities consisting of stock in a “Subchapter S Corporation” may, during a Nonallocation Year, accrue (or be allocated directly or indirectly under any plan of the Employer meeting the requirements of Section 401(a) of the Code) for the benefit of any Disqualified Person.

(a) For purposes of this section, Nonallocation Year shall mean any Plan Year if, at any time during the Plan Year

(1) the Plan holds Employer Securities consisting of stock in a “Subchapter S Corporation,” and

(2) Disqualified Persons own at least 50% of the number of shares of stock in the “Subchapter S Corporation.”

In determining whether Disqualified Persons own at least 50% of the stock of the “Subchapter S Corporation,” the attribution rules of Section 318(a) of the Code, as modified by Section 409(p)(3)(B) of the Code, shall be applied.

(b) For purposes of this section, Disqualified Person shall mean any person if

(1) the aggregate number of Deemed-Owned Shares of such person and the members of such person’s family (as defined under Section 409(p)(4)(D) of the Code) is at least 20% of the Deemed-Owned Shares of stock in the “Subchapter S Corporation,” or

(2) in the case of a person not described in subsection (1), the number of Deemed-Owned Shares is at least 10% of the number of Deemed-Owned Shares of stock in the “Subchapter S Corporation.”

(c) For purposes of this section, Deemed-Owned Shares shall mean, with respect to any person,

(1) the stock in the “Subchapter S Corporation” constituting Employer Securities of the Plan which is allocated to such person, and

(2) such person’s share of the Employer Securities held by the Plan but which is not allocated under the Plan to Participants, determined as if all such unallocated stock was allocated to all Participants in the same proportion as the most recent stock allocation under the Plan.

(d) For purposes of subsections (a) and (b) above, in the case of a person who owns

(1) any stock option, warrant, restricted stock, deferred issuance stock right, and similar right to acquire or receive stock of the “Subchapter S Corporation” in the future, and

(2) except to the extent provided in regulation, a stock appreciation right, phantom stock unit, or similar right to a cash payment based on the value of such stock or appreciation in such value,

the shares upon which such interest is based shall be treated as Employer Securities or Deemed-Owned Shares if such treatment of one or more persons will result in the treatment of any person as a Disqualified Person or the treatment of any year as a Nonallocation Year.

ARTICLE VII

Benefits Under the Plan

7.1 Retirement Benefit.

(a) A Participant shall be entitled to retire from the employ of his Employer upon such Participant’s Normal Retirement Date. Until a Participant actually retires from the employ of his Employer, no retirement benefits shall be payable to him, and he shall continue to be treated in all respects as a Participant; provided, however, that a Participant who is a 5% owner of the Company (or any Affiliate) and who attains age 70 1/2 shall begin receiving payment of his retirement benefit no later than the April 1 after the end of the calendar year in which he attains age 70 1/2.

(b) Upon the retirement of a Participant from an Employer and all Affiliates upon or after reaching his Normal Retirement Date, such Participant shall be entitled to a retirement benefit paid in accordance with Article VIII in an amount equal to 100% of the balance in his Account as of the date of distribution of his benefit.

7.2 Disability Benefit.

(a) In the event a Participant’s employment with his Employer and all Affiliates is terminated by reason of his total and permanent disability, such Participant shall be entitled to a disability benefit paid in accordance with Article VIII in an amount equal to 100% of the balance in his Account as of the date of distribution of his benefit.

(b) Total and permanent disability shall mean the total and permanent incapacity of a Participant to perform the usual duties of his employment with his Employer and will be deemed to have occurred only when certified by a physician who is acceptable to the Plan Administrator and only if such proof is received by the Administrator within sixty (60) days after the date of the termination of such Participant’s employment.

7.3 Severance from Employment Benefit.

(a) In the event a Participant’s employment with his Employer and all Affiliates is severed for reasons other than retirement on or after his Normal Retirement Date, total and permanent disability or death, such Participant shall be entitled to a severance from employment benefit paid in accordance with Article VIII in an amount equal to his vested interest in the balance in his Account as of the date of distribution of his benefit.

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(b) (1) Except as otherwise provided, a Participant’s vested interest in his Account shall be a percentage of the balance of such Account as of the applicable Valuation Date, based upon such Participant’s Years of Service as of the date of his severance from employment, as follows:

TOTAL NUMBER OF YEARS OF SERVICE	VESTED INTEREST
Less than 2 Years of Service	0%

2 years, but less than 3 years	20%

3 years, but less than 4 years	40%

4 years, but less than 5 years	60%

5 years, but less than 6 years	80%

6 or more years	100%

(2) Notwithstanding the foregoing, a Participant shall be 100% vested in his Account upon attaining his Normal Retirement Date.

(c) (1) If the severance from employment results in five consecutive One Year Breaks in Service, then upon the occurrence of such five consecutive One Year Breaks in Service, the nonvested interest of the Participant in his Account as of the Valuation Date immediately preceding or concurring with the date of his completion of five consecutive One Year Breaks in Service shall be deemed to be forfeited and such forfeited amount shall be reallocated, pursuant to the provisions of sections 7.3(d)(3) and 5.2 at the end of the Plan Year concurring with the date the fifth such consecutive One Year Break in Service occurs. If the Participant is later reemployed by an Employer or an Affiliate, the unforfeited balance, if any, in his Account that has not been distributed to such Participant shall be set aside in a separate account, and such Participant’s Years of Service after any five consecutive One Year Breaks in Service resulting from such severance from employment shall not be taken into account for the purpose of determining the vested interest of such Participant in the balance of his Account that accrued before such five consecutive One Year Breaks in Service. If any portion of a Participant’s Account is forfeited, his Employer Securities Account and Other Investments Account shall be treated as a single account for purposes of this section 7.3(c) and Employer Securities that were purchased with borrowed funds and allocated to such Participant’s Employer Securities Account after release from a suspense account shall be forfeited only after all other assets in such Participant’s Account. If interests in more than one class of Employer Securities have been so allocated to such Participant’s

VII-2

Accounts, the Participant shall forfeit the same proportion of each such class.

(2) Notwithstanding any other provision of this section 7.3, if a Participant is reemployed by an Employer or an Affiliate and, as a result, no five consecutive One Year Breaks in Service occur, the Participant shall not be entitled to any severance from employment benefit as a result of such severance from employment; provided, however, that nothing contained herein shall require or permit the Participant to return or otherwise have restored to his Account any funds distributed to him prior to his reemployment and the determination that no five consecutive One Year Breaks in Service would occur.

(3) If a Participant is less than 100% vested in his Account and he receives all or a part of his severance from employment benefit, then, if the Participant resumes employment with an Employer or an Affiliate before the occurrence of five consecutive One Year Breaks in Service, until such time as there is a fifth consecutive One Year Break in Service, the Participant’s vested portion of the balance in his Account at any time shall be equal to an amount (“X”) determined by the formula X = P(AB + D) - D, where “P” is the vested percentage of the Participant at such time, “AB” is the balance in the Participant’s Account at such time and “D” is the amount distributed as a severance from employment benefit.

(d)(1) Notwithstanding any other provision of this section 7.3, if at any time a Participant is less than 100% vested in his Account, and, as a result of his severance from employment, he receives his entire vested severance from employment benefit pursuant to the provisions of Article IX, and the distribution of such benefit is made not later than the close of the fifth Plan Year following the Plan Year in which such termination occurs (or such longer period as may be permitted by the Secretary of the Treasury, through regulations or otherwise), then upon the occurrence of such distribution, the nonvested interest of the Participant in his Account shall be deemed to be forfeited and such forfeited amount shall be reallocated, pursuant to the provisions of sections 7.3(d)(3) and 5.2.

(2) If a Participant is not vested as to any portion of his Account, he will be deemed to have received a distribution immediately following his severance from employment. Upon the occurrence of such deemed distribution, the nonvested interest of the Participant in his Account shall be deemed to be forfeited and such forfeited amount shall be reallocated, pursuant to the provisions of sections 7.3(d)(3) and 5.2.

(3) If a Participant whose interest is forfeited under this section 7.3(d) is reemployed by an Employer or an Affiliate prior to the occurrence

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of five consecutive One Year Breaks in Service commencing after his distribution, then such Participant shall have the right to repay to the Trust, before the date that is the earlier of (1) five years after the Participant’s resumption of employment, or (2) the close of a period of five consecutive One Year Breaks in Service, the full amount of the severance from employment benefit previously distributed to him. If the Participant elects to repay such amount to the Trust within the time periods prescribed herein, or if a nonvested Participant whose interest was forfeited under this section 7.3(d) is reemployed by an Employer or an Affiliate prior to the occurrence of five consecutive One Year Breaks in Service, the nonvested interest of the Participant previously forfeited pursuant to the provisions of this section 7.3(d) shall be restored to the Account of the Participant, such restoration to be made from forfeitures of nonvested interests and, if necessary, by contributions of his Employer, so that the aggregate of the amounts repaid by the Participant and restored by the Employer shall not be less than the Account balances of the Participant at the time of forfeiture unadjusted by any subsequent gains or losses.

7.4 Death Benefit.

(a) In the event of the death of a Participant who is actively employed by an Employer, his beneficiary shall be entitled to a death benefit in an amount equal to 100% of the balance in his Account as of the date of distribution of his benefit.

(b) Subject to the provisions of section 7.4(c), at any time and from time to time, each Participant shall have the unrestricted right to designate a beneficiary to receive his death benefit and to revoke any such designation. Each designation or revocation shall be evidenced by written instrument filed with the Plan Administrator, signed by the Participant and bearing the signatures of at least two persons as witnesses to his signature. In the event that a Participant has not designated a beneficiary or beneficiaries, or if for any reason such designation shall be legally ineffective, or if such beneficiary or beneficiaries shall predecease the Participant, then the Participant’s surviving spouse, and if none, his issue, per stirpes, and if none, the personal representative of the estate of such Participant shall be deemed to be the beneficiary designated to receive such death benefit, or if no personal representative is appointed for the estate of such Participant, then his next of kin under the statute of descent and distribution of the State of such Participant’s domicile at the date of his death shall be deemed to be the beneficiary or beneficiaries to receive such death benefit.

(c) Notwithstanding the foregoing, if the Participant is married as of the date of his death, the Participant’s spouse shall be deemed to be his designated beneficiary and shall receive the full amount of the death benefit attributable to the Participant unless the spouse consents or has consented to the Participant’s

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designation of another beneficiary. Any such consent to the designation of another beneficiary must acknowledge the effect of the consent, must be witnessed by a Plan representative or by a notary public and shall be effective only with respect to that spouse. A spouse’s consent shall be a restricted consent (which may not be charged as to the beneficiary unless the spouse consents to such change in the manner described herein). Notwithstanding the preceding provisions of this section 7.4(c), a Participant shall not be required to obtain spousal consent to his designation of another beneficiary if the Participant is legally separated or the Participant has been abandoned, and the Participant provides the Administrator with a court order to such effect.

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ARTICLE VIII

Payments of Benefits, Diversification Withdrawals

8.1 Time for Distribution of Benefits.

(a) Except as otherwise provided under this Article VIII, the amount of the benefit to which a Participant is entitled under section 7.1, 7.2, 7.3 or 7.4 shall be paid to him or applied for his benefit or, in the case of a death benefit, shall be paid to or applied for the benefit of said Participant’s beneficiary or beneficiaries, beginning as soon as practicable following the last day of the Plan Year coincident with or next following the Participant’s retirement, disability, death, or other severance his employment, as the case may be.

(b) Any distribution paid to a Participant (or, in the case of a death benefit, to his beneficiary or beneficiaries) pursuant to section 8.1(a) shall commence not later than the earlier of:

(1) the 60th day after the last day of the Plan Year in which the Participant’s employment is severed or, if later, in which occurs the Participant’s Normal Retirement Date; or

(2) solely with respect to in-service minimum distributions required by the Code for each Participant who is a 5% owner of Company or an Affiliate, April 1 of the year immediately following the calendar year in which he reaches age 70 1/2.

(c) Notwithstanding the foregoing provisions of this section 8.1, no distribution shall be made of the benefit to which a Participant is entitled under section 7.1, 7.2, or 7.3 prior to his Normal Retirement Date unless the value of his benefit does not exceed $5,000, or unless the Participant consents to the distribution. In the event that a Participant does not consent to a distribution of a benefit in excess of $5,000 to which he is entitled under section 7.1, 7.2, or 7.3, the amount of his benefit shall be paid to the Participant not later than sixty (60) days after the last day of the Plan Year in which the Participant reaches his Normal Retirement Date.

8.2 Form of Payment.

(a) During any Plan Year in which (1) each Employer is classified as a “Subchapter S Corporation” for purposes of federal tax laws or (2) the articles of incorporation or the by-laws of each Employer restrict ownership of Employer Securities to Employees of the Company, or any Affiliate of the Company, and to this Plan, the benefits payable under sections 7.1, 7.2, 7.3 and 7.4 shall be paid to the Participant (or, if applicable, his beneficiary or beneficiaries) in cash.

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(b) (1) During any Plan Year in which (1) each Employer is not classified as a “Subchapter S Corporation” for purposes of federal tax laws and (2) the articles of incorporation or the by-laws of each Employer do not restrict ownership of Employer Securities to Employees of the Company, or any Affiliate of the Company, and to this Plan, the benefits payable under sections 7.1, 7.2, 7.3 and 7.4 shall be paid to the Participant (or, if applicable, his beneficiary or beneficiaries), to the extent possible, in cash or in shares of Employer Securities (except that no fractional shares shall be issued and the value of any fractional shares to which a Participant would otherwise be entitled shall be paid in cash), as elected by the Participant (or his beneficiary or beneficiaries). If a Participant subject to this section 8.2(b)(1) elects to receive all or any portion of the vested balance in his Account in shares of Employer Securities, then, during the sixty (60) day period immediately preceding the proposed distribution date of the benefit which the Participant is entitled to receive under the Plan, the Trustee, to the extent possible, shall apply (net of any brokerage commissions) such portion of the Participant’s Accounts to the purchase of the maximum number of whole shares of Employer Securities at their then Fair Market Value, which shares shall be allocated to the Participant’s Employer Securities Account. If the Trustee is unable to apply any elected portion of the balance of such Account to the purchase of whole shares of Employer Securities within the said sixty (60) day period, such elected portion shall be paid in cash.

(2) Notwithstanding the provisions of section 8.2(b)(1), if the amount to which any Participant is entitled under Article VIII is less than $5,000, the Plan Administrator, in accordance with a uniform and nondiscriminatory policy, may pay such amount to the Participant or his beneficiary in the form of cash rather than Employer Securities unless the Participant or his beneficiary demands that such amount subject to section 8.2(b)(1) be distributed in the form of Employer Securities; provided, however, that prior to distributing any such amount in cash, the Participant’s right to demand a distribution in the form of Employer Securities instead of cash shall have been communicated to the Participant or his beneficiary in writing by the Plan Administrator.

(c) Notwithstanding any other provision of this Plan, whenever a Participant is entitled to a distribution from the Plan, the Plan Administrator and the Trustee shall be entitled to liquidate all, or any portion, of the investments attributable to the Participant’s Account at any time during the thirty business days preceding the date upon which the distribution or withdrawal is scheduled to occur in order to facilitate the payment of benefits. In the event that the Plan Administrator and the Trustee elect to liquidate investments in order to facilitate a distribution, the liquidated funds may be placed in a money market fund or similar investment fund (or, when reasonable, may be held in cash, without liability for interest thereon). The Plan Administrator may adopt such accounting procedures

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as are necessary to accurately reflect the Participant’s interest in such liquidated funds.

8.3 Lump Sum Payment. Any benefit attributable to a Participant’s Accounts provided under this Plan that is not more than $5,000 or (if such benefit exceeds $5,000) that is payable only in cash pursuant to section 8.2(a), shall be paid in the form of a lump sum.

8.4 Alternative Methods of Payment.

(a)(1) In the case of any Participant to whom the provisions of section 8.3 do not apply, the payment of his retirement, disability, death, or other severance from employment benefit attributable to his Accounts shall be made in the manner indicated in section 8.4(a)(1) or (2), as applicable:

(A) If the Participant’s vested account balance is valued at not more than $50,000 as of the last day of the Plan Year in which his (or his beneficiary or beneficiaries) eligibility for a distribution arises pursuant to section 7.1, 7.2, 7.3, or 7.4, then the amount distributable shall be paid in a lump sum.

(B) If the Participant’s vested account balance is valued at more than $50,000, but does not exceed $100,000, as of the last day of the Plan Year in which his (or his beneficiary or beneficiaries) eligibility for a distribution arises pursuant to section 7.1, 7.2, 7.3, or 7.4, then the amount distributable shall be paid or applied in two annual installments as nearly equal as practicable.

(C) If the Participant’s vested account balance is valued at more than $100,000, but does not exceed $250,000, as of the last day of the Plan Year in which his (or his beneficiary or beneficiaries) eligibility for a distribution arises pursuant to section 7.1, 7.2, 7.3, or 7.4, then the amount distributable shall be paid or applied in three annual installments as nearly equal as practicable.

(D) If the Participant’s vested account balance is valued at more than $250,000, but does not exceed $500,000, as of the last day of the Plan Year in which his (or his beneficiary or beneficiaries) eligibility for a distribution arises pursuant to section 7.1, 7.2, 7.3, or 7.4, then the amount distributable shall be paid or applied in four annual installments as nearly equal as practicable.

(E) If the Participant’s vested account balance is valued at more than $500,000, but does not exceed $915,000 (in 2007 and as adjusted for increases in the cost of living), as of the last day of the Plan Year in which his (or his beneficiary or beneficiaries) eligibility for a distribution arises pursuant to section 7.1, 7.2, 7.3, or

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7.4, then the amount distributable shall be paid or applied in five annual installments as nearly equal as practicable.

(F) If the Participant’s vested account balance is valued at more than $915,000 (in 2007 and as adjusted for increases in the cost of living), as of the last day of the Plan Year in which his (or his beneficiary or beneficiaries) eligibility for a distribution arises pursuant to section 7.1, 7.2, 7.3, or 7.4, then the amount distributable shall be paid or applied in as many substantially equal annual installments as permitted under Section 409(o)(1)(C)(ii).

(2) In the event section 8.4(a)(1)(B), (C), (D), or (E) is applicable, the portion of the Account of a Participant or, in case such Participant is dead, of his beneficiary or beneficiaries, that is not needed to make installment payments during the then current Plan Year shall remain a part of the Trust Fund and shall participate in the increase or net decrease in the value of said Trust Fund as provided therein.

(A) In the case of a retirement, disability or severance from employment benefit, in no event shall payments under section 8.4(a)(1)(B), (C), (D), or (E) extend beyond the life expectancy of the Participant or the joint life expectancy of the Participant and his designated beneficiary. If the Participant dies before receiving the entire amount payable to him, the balance shall be paid to his designated beneficiary or, if there is none, to the beneficiary specified in section 7.4; in each case the balance shall be distributed at least as rapidly as under the method being used prior to the Participant’s death.

(B) In the case of a death benefit, payment under section 8.4(a)(1)(B), (C), (D), or (E)

(i) to the designated beneficiary shall begin within one year following the Participant’s death and shall not, in any event, extend beyond the life expectancy of the designated beneficiary (unless the designated beneficiary is the Participant’s surviving spouse, in which case such benefit shall begin no later than the date the Participant would have reached age 70 1/2); or

(ii) to any other beneficiary shall be totally distributed within five years from the date of the Participant’s death.

(b) Notwithstanding the foregoing, payments under any of the options described in this Article VIII shall satisfy the incidental death benefit requirements

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and all other applicable provisions of Section 401(a)(9) of the Code, the regulations issued thereunder (including Prop. Reg. Section 1.401(a)(9)-2), and such other rules thereunder as may be prescribed by the Commissioner.

8.5 Periodic Adjustments. To the extent the balance of a Participant’s Accounts has not been distributed and remains in the Plan, the value of such remaining balance shall be subject to adjustment from time to time pursuant to the provisions of Article VI.

8.6 Required Minimum Distributions.

(a)(1) Requirements of Treasury Regulations Incorporated. All distributions required under this Article will be determined and made in accordance with the Treasury Regulations under Section 401(a)(9) of the Code, which are incorporated herein by reference.

(2) Time and Manner of Distribution.

(A) Required Beginning Date. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s required beginning date (as defined below).

(B) Death of Participant Before Distributions Begin. If the Participant dies before distributions begin (as defined below), then the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(i) If the Participant’s surviving spouse is the Participant’s sole designated beneficiary (as defined below), then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

(ii) If the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, then distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(iii) If there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death, then the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

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(iv) If the Participant’s surviving spouse is the Participant’s sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, then this section 8.6(a)(2)(B), other than section 8.6(a)(2)(B)(i), will apply as if the surviving spouse were the Participant.

For purposes of this section 8.6(a)(2)(B) and section 8.6(a)(4) below, unless section 8.6(a)(2)(B)(iv) applies, distributions are considered to begin on the Participant’s required beginning date. If section 8.6(a)(2)(B)(iv) applies, then distributions are considered to begin on the date distributions are required to begin to the surviving spouse under section 8.6(a)(2)(B)(i). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s required beginning date (or to the Participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under section 8.6(a)(2)(B)(i)), then the date distributions are considered to begin is the date distributions actually commence.

(C) Forms of Distribution. Distributions under the Plan will generally be in the form of a single lump sum on or before the required beginning date. In such case sections 8.6(a)(3) and 8.6(a)(4) below will not apply; provided, however, that to the extent a Participant’s interest is not distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, then as of the first distribution calendar year (as defined below) distributions will be made in accordance with sections 8.6(a)(3) and 8.6(a)(4) below. If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations thereunder.

(3) Required Minimum Distributions During Participant’s Lifetime

(A) Amount of Required Minimum Distribution for Each Distribution Calendar Year. During the Participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

(i) the quotient obtained by dividing the Participant’s Account balance (as defined below) by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the

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Participant’s age as of the Participant’s birthday in the distribution calendar year; or

(ii) if the Participant’s sole designated beneficiary for the distribution calendar year is the Participant’s spouse, the quotient obtained by dividing the Participant’s Account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the distribution calendar year.

(B) Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. Required minimum distributions will be determined under this section 8.6(a)(3) beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant’s date of death.

(4) Required Minimum Distributions After Participant’s Death.

(A) Death On or After Date Distribution Begins.

(i) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated beneficiary, then the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant’s designated beneficiary, determined as follows:

a. The Participant’s remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

b. If the Participant’s surviving spouse is the Participant’s sole designated beneficiary, then the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For distribution calendar years after the year of the

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surviving spouse’s death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

c. If the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, then the designated beneficiary’s remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.

(ii) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant’s death, then the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account balance by the Participant’s remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(B) Death Before Date Distributions Begin.

(i) Participant Survived by Designated Beneficiary. If the Participant dies before the date distributions begin and there is a designated beneficiary, then the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account balance by the remaining life expectancy of the Participant’s designated beneficiary, determined as provided in section 8.6(a)(4)(A).

(ii) No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death, then distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

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(iii) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant’s surviving spouse is the Participant’s sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under section 8.6(a)(2)(b)(i), then this section 8.6(a)(4)(B) will apply as if the surviving spouse were the Participant.

(5) Definitions.

(A) Designated beneficiary. The individual who is designated as the beneficiary under section 7.4 of the Plan and is the designated beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

(B) Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant’s required beginning date. For distributions beginning after the Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under section 8.6(a)(2)(B). The required minimum distribution for the Participant’s first distribution calendar year will be made on or before the Participant’s required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant’s required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

(C) Life expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

(D) Participant’s Account Balance. The Account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the Account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The Account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

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(E) Required beginning date. A Participant’s required beginning date is the April 1 following the close of the calendar year in which the Participant attains age 70 1/2 if the Participant is more than a 5% owner (as defined in Section 416(i)(B) of the Code) as to the Plan Year ending in that calendar year. If a Participant is a more than 5% owner at the close of the relevant calendar year, then the Participant may not discontinue required minimum distributions not withstanding the Participant’s subsequent change in ownership status. If a Participant is not more than a 5% owner, then his required beginning date is the April 1 following the close of the calendar year in which the Participant incurs a separation from service or, if later, the April 1 following the close of the calendar year in which the Participant attains age 70 1/2.

8.7 Direct Rollovers.

(a) Notwithstanding any provisions of the Plan to the contrary that would otherwise limit a distributee’s (as defined below) election under this section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution (as defined below) paid directly to an eligible retirement plan (as defined below) specified by the distributee in a direct rollover (as defined below). In the event that a distribute elects to have only a portion of an eligible rollover distribution paid directly to an eligible retirement plan, the Plan Administrator may elect to require such portion to be not less than $500 (adjusted under such regulations as may be issued from time to time by the Secretary of the Treasury).

(b) For purposes of this section, the following terms shall have the following meanings:

(1) An “eligible rollover distribution” is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and any hardship distribution from the Plan. A portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includable in gross income. However, such portion may be transferred only to an individual retirement account described in Section 408(a) of the Code or an individual retirement annuity described in Section 408(b) of the Code, or to a qualified defined contribution plan described in Sections 401(a) or 403(a) of the Code that

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agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includable in gross income and the portion of such distribution which is not so includable. Notwithstanding the preceding provisions of this section 8.7(b)(1), an eligible rollover distribution shall not include one or more distributions during a Plan Year with respect to a distributee if the aggregate amount distributed during the Year is less than $200 (adjusted under such regulations as may be issued from time to time by the Secretary of the Treasury).

(2) An “eligible retirement plan” is an individual retirement account described in Section 408(a) of the Code; an individual retirement annuity described in Section 408(b) of the Code; an annuity plan described in Section 403(a) of the Code; an annuity contract described in Section 403(b) of the Code; an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for the amounts transferred into such plan from this Plan; or a qualified trust described in Section 401(a) of the Code, that accepts the distributee’s eligible rollover distribution. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code.

(3) A “distributee” includes an Employee or former Employee. In addition, the Employee’s or former Employee’s surviving spouse and the Employee’s or former Employee’s spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

(4) A “direct rollover” is a payment by the Plan to the eligible retirement plan specified by the distributee.

8.8 Automatic Rollovers. In the event of a mandatory distribution greater than $1,000 as provided by section 8.1, if the Participant does not elect to have such distribution paid directly to an eligible retirement plan specified by the Participant in a direct rollover or to receive the distribution directly in accordance with the provisions of this Article VIII, then the Plan Administrator will pay the distribution in a direct rollover to an individual retirement plan designated by the Plan Administrator.

8.9 Put Options and Calls.

(a) The provisions of this section 8.9 relate to all Employer Securities held as assets of the Trust. Except to the extent hereinafter provided in this

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section 8.9, except as provided in section 8.10, or except as otherwise required by applicable law, no such Employer Securities may be subject to a put, call or other option, or buy-sell or similar arrangement while held by and when distributed from the Plan (if permitted by section 8.2(b)).

(b) If any such Employer Securities, when distributed to or for the benefit of a Participant pursuant to section 8.2(b), are not then listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934 (the “1934 Act”) or are not then quoted on a system sponsored by a national securities association registered under section 15A(b) of the 1934 Act, or, if so listed or quoted, are then subject to a trading limitation (a restriction under any federal or state securities law, any regulation thereunder or any permissible agreement affecting such Employer Securities, that makes such Employer Securities not as freely tradable as Employer Securities not subject to such restriction), then the Participant, the Participant’s beneficiary or beneficiaries, the persons to whom such shares are transferred by gift from the Participant, or any person to whom such Employer Securities pass by reason of the death of the Participant or a beneficiary of the Participant, as the case may be, shall be granted an option to put any of the shares of such Employer Securities to the Company. The put option shall provide that, for a period of fifteen (15) months after such shares are distributed, the Participant, the Participant’s beneficiary or beneficiaries, the persons to whom such shares are transferred by gift from the Participant, or any person to whom such Employer Securities pass by reason of the death of the Participant or a beneficiary of the Participant, as the case may be, shall have the right to have the Company purchase such shares at their Fair Market Value on the date the put option is exercised. Any such put option shall be exercised by the holder notifying the Company in writing that the put option is being exercised; the date of exercise shall be the date the Company receives such written notice. Payment of the purchase price shall be made by the Company, at the election of the Company, either in cash within 30 days after the date of exercise or by an installment purchase. Any installment purchase must provide for adequate security, a reasonable interest rate and a payment schedule providing for cumulative payments at any time not less than the payments that would be made if made in substantially equal annual installments beginning within 30 days and ending not more than five years (which may be extended to a date no later than the earlier of ten years after the date of exercise or the date the proceeds of the loan used by the Plan to acquire the securities in question are entirely repaid) after the date the put option is exercised. The following special rules shall apply to any put option granted with respect to any such Employer Securities distributed pursuant to section 8.2(b):

(1) At the time that any such put option is exercised, the Plan shall have an option to assume the rights and obligations of the Company under the put option.

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(2) If it is known at the time that a loan is made to the Plan to enable it to purchase Employer Securities that federal or state law will be violated by the Company honoring the put option provided in this section 8.9, the holder of any such put option shall have the right to put such Employer Securities to a third party that has substantial net worth at the time the loan is made and whose net worth is reasonably expected to remain substantial, the identity of such third party to be selected by the Plan Administrator.

(3) If any such Employer Securities are publicly traded without restriction when distributed, but cease to be so traded within 15 months after distribution, the Company shall notify each holder of such Employer Securities, in writing, on or before the tenth day after the date such Employer Securities cease to be so traded, that for the remainder of the 15-month period, such Employer Securities are subject to a put option. Such notice shall also inform the holder of the terms of such put option (which terms shall be consistent with the provisions of this section 8.9). If such notice is given after the tenth day after the date such Employer Securities cease to be so traded, the duration of the put option shall be extended by the number of days between such tenth day and the date on which notice is actually given.

(A) The period during which a put option is exercisable shall not include any time when a distributee is unable to exercise it because the party bound by the put option is prohibited from honoring it by applicable federal or state law.

(B) Except as otherwise permitted by law, the provisions of this section 8.9 are not terminable for any reason, including as a result of the repayment of any loan used to acquire Employer Securities or by the cessation of the Plan as an employer stock ownership plan.

(c) If any such Employer Securities, are distributable to or for the benefit of a Participant and are subject to limitations set forth within the articles of incorporation or bylaws of the Company that restrict the ownership of substantially all outstanding Employer Securities to employees and to trusts subject to Section 401(a) of the Code, then when such Employer Securities are distributed to the Participant, the Participant’s beneficiary or beneficiaries, or any person to whom such Employer Securities pass by reason of the death of the Participant or a beneficiary of the Participant, as the case may be, such Employer Securities shall be subject to any call option imposed by the Company pursuant to its articles of incorporation or bylaws requiring the sale of the shares of Employer Securities to the Company. Any such call shall provide that the Company shall purchase such shares at their Fair Market Value on the date the call is exercised. Any such call shall be exercised by the Company notifying the holder in writing that the call is

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being exercised; the date of exercise shall be the date the holder receives such written notice. Payment of the purchase price shall be made by the Company, at the election of the Company, either in cash within 30 days after the date of exercise or by an installment purchase. Any installment purchase must provide for adequate security, a reasonable interest rate and a payment schedule providing for cumulative payments at any time not less than the payments that would be made if made in substantially equal annual installments beginning within 30 days and ending not more than five years (which may be extended to a date no later than the earlier of ten years after the date of exercise or the date the proceeds of the loan used by the Plan to acquire the securities in question are entirely repaid) after the date the call option is exercised.

8.10 Right of First Refusal. In the event that section 8.2(b) applies and 8.9(c) does not apply, the Employer or, if the Employer does not exercise such right, the Plan, shall have a right of first refusal with respect to any Employer Securities constituting stock or another equity security or a debt security convertible into stock or another equity security that are distributed for the benefit of a Participant or his beneficiary under this Plan. Such right of first refusal shall be subject to the following terms and conditions:

(a) At the time the right of first refusal may be exercised, the Employer Securities subject thereto must not then be listed on a national securities exchange registered under section 6 of the Securities Exchange Act of 1934 (the “1934 Act”) or must not then be quoted on a system sponsored by a national securities association registered under section 15A(b) of the 1934 Act.

(b) If at any time the person owning or otherwise having the right to sell such Employer Securities subject to the right of first refusal (whether or not such person received such securities from the Trust or as a result of a gift, a pledge or otherwise) desires to sell such securities, or any portion thereof, such person shall provide notice in writing to the Employer and to the Trustee (on behalf of the Plan), with such notice to include the name and address of the person to whom it is proposed that the securities be sold and of the person proposing to make the sale, the proposed purchase price therefore and the proposed terms of payment. The Employer and/or the Trustee shall have fourteen (14) days from the giving of such notice within which to give notice in writing to the person proposing to make the sale of the desire to exercise the right of first refusal. If both the Employer and the Trustee (on behalf of the Plan) exercise such right of first refusal, the Employer shall have the priority to make the purchase.

(c) If the Employer or the Trustee exercise the right of first refusal, the purchase of the shares shall take place as soon thereafter as is practicable at the offices of the purchaser. The purchase price and other terms of the purchase shall not be less favorable to the seller than the greater of the Fair Market Value of the securities in question or the purchase price and other terms offered by the

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proposed purchaser (other than the Employer or the Plan), making a good faith offer to purchase the security.

8.11 Diversification Distributions.

(a) Any Participant who has attained age 55 and completed ten (10) years of participation in the Plan, shall have the right to direct the Trustee to distribute a portion of his Employer Securities Accounts before his retirement, death, total and permanent disability, or severance from employment as a diversification distribution.

(1) Such a Participant may elect, within ninety (90) days after the close of the first Plan Year in the Diversification Distribution Election Period, to receive a distribution of cash in an amount not exceeding 25% of the portion of the balance of his Employer Securities Accounts attributable to Employer Securities acquired by, or contributed to, the Plan after December 31, 1986, determined as of the last day of such Plan Year.

(2) Within ninety (90) days after the close of the second, third, fourth and fifth Plan Years in the Diversification Distribution Election Period, such a Participant may elect to receive a distribution of cash in an amount equal to the difference between

(A) 25% of the portion of the balance of his Employer Securities Account attributable to Employer Securities acquired by, or contributed to, the Plan after December 31, 1986, (before the application of section 8.11(a)(1)) determined as of the last day of such Plan Year, and

(B) the amount with respect to which a diversification distribution was previously elected.

(3) In the final Plan Year of the Diversification Distribution Election Period, the Participant may elect to receive a distribution in cash in an amount equal to the difference between

(A) 50% of the portion of the balance of his Employer Securities Account attributable to Employer Securities acquired by, or contributed to, the Plan after December 31, 1986, (before the application of sections 8.11(a)(1) and (2)) determined as of the last day of such Plan Year,

(B) and the amount with respect to which a diversification distribution was previously elected.

(b) An eligible Participant’s diversification distribution election shall be made in writing on such forms as may be approved by the Plan Administrator,

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with the Participant designating the amount to be distributed as a percentage of the portion of his Employer Securities Account that is available for distribution as described in section 8.11(a).

(c) If any Participant elects to receive a diversification distribution in any year in the Diversification Distribution Election Period, the Trustee shall sell Employer Securities that are allocated to the Account of the Participant with a value equal to the amount to be distributed. The proceeds of such sale shall be distributed to the Participant no later than ninety (90) days after the Participant’s election is made.

(d) Notwithstanding any other provision of this section 8.11, no diversification distribution shall be made to any Participant unless the value of the Employer Securities acquired by or contributed to this Plan after December 31, 1986, and allocated to the Participant’s Employer Securities Account, exceeds $500 as of the Valuation Date immediately preceding the first day on which the Participant may elect a diversification distribution.

8.12 Distribution for a Minor Beneficiary. In the event a distribution is to be made to a beneficiary who is a minor under the laws of the state in which the beneficiary resides, the Administrator may, in the Administrator’s sole discretion, direct that such distribution be paid to the legal guardian or custodian of such beneficiary as permitted by the laws of the state in which said beneficiary resides. A payment to the legal guardian or custodian of a minor beneficiary shall fully discharge the Trustee, Employer, Administrator, and Plan from further liability on account thereof.

8.13 Location of Participant or Beneficiary Unknown. In the event that all, or any portion, of the distribution payable to a Participant or his beneficiary hereunder shall, at the expiration of two (2) years after it shall become payable, remain unpaid solely by reason of the inability of the Administrator to ascertain the whereabouts of such Participant or his beneficiary despite the reasonable effort of the Administrator to locate such Participant or his beneficiary, the amount so distributable may, at the discretion of the Administrator, be treated as a forfeiture and shall be used or reallocated in a manner consistent with the requirements of section 5.2. In the event a Participant or beneficiary is located subsequent to his benefit being reallocated, such benefit shall be restored.

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ARTICLE IX

Trust Funds

9.1 Trust Fund. The Trust Fund shall be held by the Trustee, or by a successor trustee or trustees, for use in accordance with the Plan under the Trust Agreement. The Trust Agreement may from time to time be amended in the manner therein provided. Similarly, the Trustee may be changed from time to time in the manner provided in the Trust Agreement.

9.2 ESOP Investments. The Trustee shall invest substantially all of the Trust Fund in, and hold for such account, Employer Securities unless, and to the extent, otherwise required by the Plan Administrator. Unless otherwise required by the Trust Agreement, Employer Securities may be purchased or otherwise acquired from any source, including any party that might be a party in interest (within the meaning of Section 3(14) of ERISA) or a disqualified person (within the meaning of Section 4975(e)(2) of the Code); provided, however, that if Employer Securities are purchased or acquired from such a party in interest or disqualified person, the Trustee shall neither pay more than adequate consideration (within the meaning of Section 3(18) of ERISA), nor shall pay any commission to any person in connection with such acquisition.

9.3 Power to Borrow. In order to enable it to carry out the purpose for which the Plan and Trust was established and except as otherwise provided by the Trust Agreement, the Trustee shall have the power to borrow money to purchase Employer Securities and for other purposes of the Trust from any source, including from any party that may be a party in interest (within the meaning of Section 3(14) of ERISA) or a disqualified person (within the meaning of Section 4975(e)(2) of the Code), and the Trustee may have a party in interest or disqualified person guarantee any such loan; provided, however, that if funds are borrowed from such a party in interest or disqualified person or such a party or person guarantees the loan, such borrowing shall be primarily for the benefit of the participants and their beneficiaries. The Trustee shall have the power to issue promissory notes as Trustee to evidence any such borrowing.

9.4 Voting. Unless otherwise required by the Trust Agreement, any voting and other rights with respect to shares of Employer Securities held as part of, or otherwise attributable to, each Participant’s Accounts, or as part of any suspense account established pursuant to section 6.3, within the Trust Fund shall be exercised as follows:

(a) If the Employer does not have a registration-type class of securities, as defined in Code Section 409(e), each Participant who is an employee of the Employer shall be entitled to direct the Trustee as to the exercise of any voting rights, attributable to shares allocated to his Employer Securities Account, with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, or sale of substantially all assets of a trade or business or such similar transaction identified in the Code or Treasury regulations promulgated thereunder.

(b) If the Employer has a registration-type security, as defined in Code Section 409(e), any voting and other rights with respect to shares of Employer Securities (including fractional shares) allocated to any Participant’s Employer Securities Account shall be exercised by the Trustee in accordance with instructions received from such Participant.

(c) In connection with the exercise of the rights set forth in sections 9.4(a) and (b), the Trustee shall notify each Participant at least thirty (30) days prior to the date upon which such rights are to be exercised; provided, however, that the Trustee shall not be under any obligation to notify the Participants sooner than it receives such information as security holder of record. In the event the notice received by the Trustee makes it impossible for the Trustee to comply with such thirty (30) day notice requirement, the Trustee shall notify the Participants regarding the exercise of such rights as soon as practicable. The notification shall include all information distributed to the security holders of record by the Employer regarding the exercise of such rights. The Trustee shall be entitled to exercise such rights on the shares of Employer Securities allocated to a Participant’s Employer Securities Account only to the extent that it receives direction from such Participant, and if it does not receive direction, it shall not exercise any rights.

(d) Any voting and other rights with respect to shares of Employer Securities (including fractional shares) held by the Trustee that are allocated to any suspense account or that are not subject to sections 9.4 (a) or (b) shall be exercised by the Trustee as directed by the Plan Administrator.

(e) Any voting and other rights with respect to shares of Employer Securities (including fractional shares) held by the Trustee that are not subject to sections 9.4(a), (b) or (d) shall be exercised by the Trustee as directed by the Plan Administrator.

9.5 Dividends. Unless otherwise required by the Trust Agreement, dividends or distributions with respect to shares of Employer Securities held as part of, or otherwise allocable to, the Participants’ Accounts shall be dealt with as follows:

(a) With respect to any Plan Year for which the value of the aggregate shares of Employer Securities (including fractional shares) allocated to each Participant’s Employer Securities Account for the Plan Year equals or exceeds the cash dividends or distributions paid to the Trustee with respect to shares of Employer Securities (including fractional shares) allocated to the Participant’s Employer Securities Account, such cash dividends shall be used, if, and to the extent that, the Employer so directs, to make payments on any loans entered into by the Trustee for the purpose of purchasing Employer Securities.

(b) Cash dividends or distributions paid with respect to shares of Employer Securities (including fractional shares) allocated to any suspense account, established pursuant to section 6.3, as of the payment date shall be used, if, and to the extent that, the Employer so directs, to make payments on any loans entered into by the Trustee for the purpose of purchasing Employer Securities.

(c) Cash dividends or distributions paid to the Trustee with respect to shares of Employer Securities (including fractional shares) allocated to the Employer Securities Account of a Participant receiving installment payments pursuant to Article IX shall be distributed to the Participant (or his beneficiary or beneficiaries) as soon as practicable by the Trustee.

(d) Cash dividends or distributions paid to the Trustee with respect to shares of Employer Securities (including fractional shares) allocated to the Employer Securities Account of a Participant as of the payment date shall be distributed, if, and to the extent that, the Employer so directs, to the Participant (or his beneficiary or beneficiaries) by the Trustee.

(e) All other cash dividends or distributions paid with respect to shares of Employer Securities shall be retained by the Trustee and allocated in the same manner as other income of the Trust Fund. Cash dividends or distributions allocated to each Participant’s Employer Securities Account may be exchanged by the Trustee for additional shares of Employer Securities (including fractional shares) allocated to a suspense account.

(f) Stock dividends paid with respect to shares of Employer Securities (including fractional shares) allocated to Participants’ Employer Securities Accounts and/or suspense accounts as of the payment date, shall be used, if, and to the extent that, the Employer so directs, to make payments, directly or indirectly, on any loans entered into by the Trustee for the purpose of purchasing Employer Securities.

(g) All other stock dividends paid with respect to shares of Employer Securities (including fractional shares) allocated to each Participant’s Employer Securities Account as of a payment date shall be retained by the Trustee and allocated to such Employer Securities Account.

(h) All other stock dividends paid with respect to shares of Employer Securities (including fractional shares) allocated to any suspense account as of a payment date shall be retained by the Trustee and allocated to such suspense account.

ARTICLE X

Expenses of Administration of the Plan and the Trust Fund

10.1 The Company shall bear all expenses of implementing this Plan and the Trust. For its services, any corporate trustee shall be entitled to receive reasonable compensation in accordance with its written agreement with the Company, as in effect from time to time. Any individual Trustee shall be entitled to such compensation as shall be arranged between the Company and the Trustee by separate instrument; provided, however, that no person who is already receiving full-time pay from any Employer or any Affiliate shall receive compensation from the Trust Fund (except for the reimbursement of expenses properly and actually incurred). The Company may pay all expenses of the administration of the Trust Fund, including the Trustee’s compensation, the compensation of any investment manager, the expense incurred by the Plan Administrator in discharging its duties, all income or other taxes of any kind whatsoever that may be levied or assessed under existing or future laws upon or in respect of the Trust Fund, and any interest that may be payable on money borrowed by the Trustee for the purpose of the Trust and any Employer may pay such expenses as relate to Participants employed by such Employer. Any such payment by the Company or another Employer shall not be deemed a contribution to this Plan. Such expenses shall be paid out of the assets of the Trust Fund unless paid or provided for by the Company or another Employer. Notwithstanding anything contained herein to the contrary,

(a) if the Employers pay expenses attributable only to current Employees, then expenses attributable to former Employees that are paid out of the assets of the Trust Fund shall be charged solely to the Accounts of such former Employees;

(b) reasonable expenses associated with benefit distribution payments may be charged to individual distributees’ Accounts;

(c) reasonable expenses attendant to the determinations of Qualified Domestic Relations Order as defined in Section 414(p) of the Code and the processing of associated distributions and/or Account transfers may be charged to individual Participants’ Accounts; and

(d) no excise tax or other liability imposed upon the Trustee, the Plan Administrator or any other person for failure to comply with the provisions of any federal law shall be subject to payment or reimbursement from the assets of the Trust.

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ARTICLE XI

Amendment and Termination

11.1 Restrictions on Amendment and Termination of Plan. It is the present intention of the Company to maintain the Plan set forth herein indefinitely. Nevertheless, the Company specifically reserves to itself the right at any time, and from time to time, to amend or terminate this Plan in whole or in part; provided, however, that no such amendment:

(a) shall have the effect of vesting in any Employer, directly or indirectly, any interest, ownership or control in any of the present or subsequent funds held subject to the terms of the Trust;

(b) shall cause or permit any property held subject to the terms of the Trust to be diverted to purposes other than the exclusive benefit of the Participants and their beneficiaries or for the administrative expenses of the Plan Administrator and the Trust;

(c) shall either directly or indirectly reduce any vested and nonforfeitable interest of, or the vested percentage in effect with respect to, a Participant determined as of the later of the date the amendment is adopted or the date the amendment is effective, except as permitted by law;

(d) shall reduce the Accounts of any Participant;

(e) shall amend any vesting schedule with respect to any Participant who has at least three Years of Service at the end of the election period described below, except as permitted by law, unless each such Participant shall have the right to elect to have the vesting schedule in effect prior to such amendment apply with respect to him, such election, if any, to be made during the period beginning not later than the date the amendment is adopted and ending no earlier than sixty (60) days after the latest of the date the amendment is adopted, the amendment becomes effective or the Participant is issued written notice of the amendment by his Employer or the Plan Administrator;

(f) shall increase the duties or liabilities of the Trustee without its written consent; or

(g) shall modify, more than once in any six-month period, any provision of the Plan set forth in Article IV, sections 5.1, 6.5(b), and 6.6 that is applicable to any officer, director, 10% owner of any Employer, or any other Participant who is required to file reports under Section 16(a) of the Securities Exchange Act of 1934.

11.2 Amendment of Plan. Subject to the limitations stated in section 11.1, the Company shall have the power to amend this Plan in any manner that it deems desirable, and, not in limitation but in amplification of the foregoing, it shall have the right to change or modify the method of allocation of contributions hereunder (except as provided in section 11.1(g)) to change any provision relating to the administration of this Plan and to change any provision relating to the distribution or payment, or both, of any of the assets of the Trust.

11.3 Termination of Plan. Any Employer, in its sole and absolute discretion, may permanently discontinue making contributions under this Plan or may terminate this Plan and the Trust (with respect to all Employers if it is the Company, or with respect to itself alone if it is an Employer other than the Company), completely or partially, at any time without any liability whatsoever for such permanent discontinuance or complete or partial termination. In any of such events, the affected Participants, notwithstanding any other provisions of this Plan, shall have fully vested interests in the amounts credited to their respective Accounts at the time of such complete or partial termination of this Plan and the Trust or permanent discontinuance of contributions. All such vested interests shall be nonforfeitable.

11.4 Discontinuance Procedure. In the event an Employer decides to permanently discontinue making contributions, such decision shall be evidenced by an appropriate resolution of its Board and a certified copy of such resolution shall be delivered to the Plan Administrator and the Trustee. All of the assets in the Trust Fund belonging to the affected Participants on the date of discontinuance specified in such resolutions shall, aside from becoming fully vested as provided in section 11.3, be held, administered and distributed by the Trustee in the manner provided under this Plan. In the event of a permanent discontinuance of contributions without such formal documentation, full vesting of the interests of the affected Participants in the amounts credited to their respective Accounts will occur on the last day of the year in which a substantial contribution is made to the Trust.

11.5 Termination Procedure.

(a) In the event an Employer decides to terminate this Plan and the Trust, such decision shall be evidenced by an appropriate resolution of its Board and a certified copy of such resolution shall be delivered to the Plan Administrator and the Trustee. After payment of all expenses and proportional adjustments of individual accounts to reflect such expenses and other changes in the value of the Trust Fund as of the date of termination, each affected Participant (or the beneficiary of any such Participant) shall be entitled to receive any amount then credited to his Accounts in the form and manner required for distributions from this Plan.

(b) At the election of the Participant, the Plan Administrator may transfer the amount of any Participant’s distribution under this section 11.5 to the trustee of another qualified plan or the trustee of an individual retirement account or individual retirement annuity instead of distributing such amount to the Participant in the manner provided by the direct rollover provisions of the Plan.

ARTICLE XII

Miscellaneous

12.1 Merger or Consolidation. This Plan and the Trust may not be merged or consolidated with, and the assets or liabilities of this Plan and the Trust may not be transferred to, any other plan or trust unless each Participant would receive a benefit immediately after the merger, consolidation or transfer, if the plan and trust then terminated, that is equal to or greater than the benefit the Participant would have received immediately before the merger, consolidation or transfer if this Plan and the Trust had then terminated.

12.2 Alienation.

(a) Except as provided in section 12.2(b) no Participant or beneficiary of a Participant shall have any right to assign, transfer, appropriate, encumber, commute, anticipate or otherwise alienate his interest in this Plan or the Trust or any payments to be made thereunder; no benefits, payments, rights or interests of a Participant or beneficiary of a Participant of any kind or nature shall be in any way subject to legal process to levy upon, garnish or attach the same for payment of any claim against the Participant or beneficiary of a Participant; and no Participant or beneficiary of a Participant shall have any right of any kind whatsoever with respect to the Trust, or any estate or interest therein, or with respect to any other property or right, other than the right to receive such distributions as are lawfully made out of the Trust, as and when the same respectively are due and payable under the terms of this Plan and the Trust.

(b) Notwithstanding the provisions of section 12.2(a) the Plan Administrator shall direct the Trustee to make payments pursuant to a Qualified Domestic Relations Order as defined in Section 414(p) of the Code. The Plan Administrator shall establish procedures consistent with Section 414(p) of the Code to determine if any order received by the Plan Administrator, or any other fiduciary of the Plan, is a Qualified Domestic Relations Order. Distribution shall be made to an Alternate Payee pursuant to any other Qualified Domestic Relations Order only after compliance with the maximum Participant age, or severance from employment status, provisions of Section 414(p) of the Code.

(c) Notwithstanding any provision of the Plan to the contrary, an offset to a Participant’s Account for an amount that the Participant is ordered or required to pay the Plan with respect to a judgment, order or decree issued, or a settlement entered into, on or after August 5, 1997, shall be permitted in accordance with Sections 401(a)(13)(C) and (D) of the Code.

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12.3 USERRA Requirements Effective December 12, 1994, this Plan shall comply with the requirements of the Uniformed Services Employment and Reemployment Rights Act (USERRA) and Section 414(u) of the Code, including the following:

(a) An individual reemployed under USERRA shall be treated as not having incurred a Break in Service with Employer by reason of such individual’s qualified military service (as defined in Section 414(u) of the Code).

(b) Each period of qualified military service served by an individual is, upon reemployment, deemed to constitute service with the Employer for purposes of vesting and the accrual of benefits under the Plan.

(c) An individual reemployed under USERRA is entitled to accrued benefits that are contingent on the making of, or derived from, Employee contributions or elective deferrals only to the extent the individual makes payment to the Plan with respect to such contributions or deferrals; provided, however, that no such payment may exceed the amount the individual would have been permitted or required to contribute had the individual remained continuously employed by the Employer throughout the period of qualified military service. Any payment to the Plan under this subsection (c) shall be made during the period beginning with the date of reemployment and whose duration is 3 times the period of the qualified military service (but not greater than 5 years).

12.4 Governing Law. This Plan shall be administered, construed and enforced according to the laws of the State of Florida, except to the extent such laws have been expressly preempted by federal law.

12.5 Action by Employer. Whenever an Employer under the terms of this Plan is permitted or required to do or perform any act, it shall be done and performed, in the case of a corporate Employer, by the Board of Directors of such Employer (or the designated agent or agents of such Board of Directors) and shall be evidenced by proper resolution of such Board of Directors (or its designated agent or agents).

12.6 Alternative Actions. In the event it becomes impossible for the Company, another Employer, the Plan Administrator or the Trustee to perform any act required by this Plan, then the Company, such other Employer, the Plan Administrator or the Trustee, as the case may be, may perform such alternative act that most nearly carries out the intent and purpose of this Plan.

12.7 Gender. Throughout this Plan, and whenever appropriate, the masculine gender shall be deemed to include the feminine and neuter; the singular, the plural; and vice versa.

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IN WITNESS WHEREOF, the Jagged Peak, Inc. Employee Stock Ownership Plan has been executed this 20th day of March, 2007, and shall be effective as of January 1, 2007.

JAGGED PEAK, INC.

	By:	/s/ Paul Demirdjian
(Corporate Seal)	Its:	Jagged Peak Inc. Chief Executive Officer
“COMPANY”

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